File No. 33-02633
                                            Rule 497(e)
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Stein Roe
Government Income Fund
___________________________________

A series of Stein Roe Income Trust


Supplement to Prospectus
Dated Nov. 1, 1996

The Board of Trustees of Stein Roe Income Trust voted on Sept. 18, 1997, to liquidate Stein Roe Government Income Fund (the "Fund"). The Board directed that sales of Fund shares be suspended as of Sept. 22, 1997, and that distribution to remaining shareholders be made on Oct. 17, 1997.

The Board's decision to liquidate the Fund was prompted by the Fund's relatively small size and the belief that, given current conditions, it would not be likely to attract significant new assets in the near future. Funds of nominal asset size generally tend to be inefficient for shareholders-- they may have higher expense ratios and less investment flexibility and, consequently, lower returns over the long term.

This Supplement is Dated Sept. 22, 1997


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Stein Roe
Government Reserves Fund
__________________________________

A series of Stein Roe Income Trust


Supplement to Prospectus
Dated Nov. 1, 1996

The Board of Trustees of Stein Roe Income Trust voted on Sept. 18, 1997 to liquidate Stein Roe Government Reserves Fund (the "Fund"). The Board directed that sales of Fund shares be suspended as of Sept. 22, 1997, and that distribution to remaining shareholders be made on Oct. 17, 1997. In addition, all checks written on a Fund account that are outstanding as of Oct. 17, 1997 will be returned to the payee indicating that the account has been closed.

The Board's decision to liquidate the Fund was prompted by the Fund's relatively small size and the belief that, given current conditions, it would not be likely to attract significant new assets in the near future. Funds of nominal asset size generally tend to be inefficient for shareholders-- they may have higher expense ratios and less investment flexibility and, consequently, lower returns over the long term.

This Supplement is Dated Sept. 22, 1997